September 26, 2007

Supplement

SUPPLEMENT DATED SEPTEMBER 26, 2007 TO THE PROSPECTUS OF
MORGAN STANLEY SELECT DIMENSIONS INVESTMENT SERIES
THE BALANCED PORTFOLIO
CLASS X and CLASS Y
Dated May 1, 2007

The first, second and third paragraphs in the section of the Portfolio’s Prospectus entitled ‘‘Principal Investment Strategies’’ are hereby deleted and replaced with the following:

The Portfolio will normally invest at least 60% of its assets in common stocks and securities convertible into common stocks and at least 25% of its assets in fixed-income securities. Within these limitations, the Portfolio may hold whatever proportion of these investments its ‘‘Investment Adviser,’’ Morgan Stanley Investment Advisors Inc., believes desirable based on the Investment Adviser’s assessment of business, economic and investment conditions. The Portfolio may invest up to 20% of its net assets in foreign securities.

The two groups of Portfolio investments include:

(1) Common Stocks/Convertible Securities. The Portfolio invests in common stocks and may also invest in securities convertible into common stocks — including ‘‘synthetic,’’ ‘‘exchangeable’’ and ‘‘Rule 144A’’ convertibles. The Portfolio’s common stock investments may include foreign securities (held directly or listed in the United States on a national securities exchange and in the form of depositary receipts).

The disclosure in the section of the Portfolio’s Prospectus entitled ‘‘Additional Investment Strategies—Options and Futures’’ is hereby deleted and replaced with the following:

Options and Futures. The Portfolio may invest in futures with respect to stock indices, financial instruments and interest rate indices and may purchase and sell options on instruments such as securities, securities indices, stock index futures, currencies and swaps. Futures and options may be used to facilitate trading to increase or decrease the Portfolio’s market exposure or to seek to protect against a decline in the value of the Portfolio’s securities or an increase in prices of securities that may be purchased.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

LIT SPT SD BA 09/07

September 26, 2007

Supplement

SUPPLEMENT DATED SEPTEMBER 26, 2007 TO THE STATEMENT OF ADDITIONAL INFORMATION OF
MORGAN STANLEY SELECT DIMENSIONS INVESTMENT SERIES
CLASS X and CLASS Y
Dated May 1, 2007

The disclosure under the section of the Statement of Additional Information entitled ‘‘Description of the Fund and its Investment and Risks — Options and Futures Transactions — Options on Foreign Currencies’’ is hereby deleted and replaced with the following:

The Flexible Income Portfolio, Global Equity Portfolio and Balanced Portfolio may purchase and write options on foreign currencies for purposes similar to those involved with investing in forward foreign currency exchange contracts.

The third paragraph under the section of the Statement of Additional Information entitled ‘‘Description of the Fund and its Investments and Risks — Swaps’’ is hereby deleted and replaced with the following:

The Flexible Income Portfolio and Balanced Portfolio may engage in swap options for hedging purposes or to manage and mitigate credit and interest rate risk. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Flexible Income Portfolio and Balanced Portfolio may write (sell) and purchase put and call swap options. The use of swap options involves risks, including, among others, changes in the market value of securities held by each Portfolio, and that the swap options relating to those securities may not be proportionate, (ii) there may not be a liquid market to sell a swap option, which could result in difficulty closing a position, (iii) swap options can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate, and (iv) counterparty risk.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.